ELEVENTH AMENDMENT TO CREDIT AGREEMENT


      THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT effective as of April 1, 2000, by and among AJAY SPORTS, INC., a Delaware corporation, LEISURE LIFE, INC., a Tennessee corporation, PALM SPRINGS GOLF, INC., a Colorado corporation, AJAY LEISURE PRODUCTS, INC., a Delaware corporation, and PRESTIGE GOLF CORP., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers"), and WELLS FARGO CREDIT, INC. ("Wells Fargo").

                                    RECITALS

      Borrowers and Wells Fargo are parties to that certain Credit Agreement dated as of June 30, 1998, as amended by ten prior amendments ("Agreement"). Borrowers and Wells Fargo desire to revise the Agreement in the manner set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers and Wells Fargo agree as follows:

     1. Revised Definition. The definition of "Additional Amount" is hereby amended in its entirety to read as follows:

            "Additional Amount" means, during each period set forth below, the lesser of $750,000 or the percentage set forth below of the market value of the 306,719 shares of Williams Controls, Inc. stock pledged to Wells Fargo as Collateral based on the list price on Nasdaq at the close of business on the date set opposite such period below, and thereafter, "Additional Amount" means $0.



                    Period            Valuation           Percentage
                                      Date

            April 1 - 16, 2000       March 31, 2000             85%

            April 17 - 30, 2000      April 14, 2000             90%

            May 1 - 7, 2000          April 28, 2000             95%

            May 8 - 15, 2000         May 5, 2000               100%



     2. Inventory Appraisal. Before May 15, 2000, Borrowers shall deliver to Wells Fargo an appraisal of the orderly liquidation value of all of Borrowers' Inventory, said appraisal to be conducted by an appraiser acceptable to Wells Fargo and to be in form and substance acceptable to Wells Fargo. Borrowers' failure to deliver such an appraisal shall constitute an Event of Default.

     3. Accommodation Fee. As consideration for Wells Fargo entering into this Eleventh Amendment, Borrowers hereby agree to pay Wells Fargo an accommodation fee of $5,000 on ___________, 2000.

     4. Effective Date. This Eleventh Amendment shall be effective as of April 1, 2000 upon the execution of this Eleventh Amendment by Borrowers and Wells Fargo.

     5. Ratification. Except as otherwise provided in this Eleventh Amendment, all of the provisions of the Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

     6. One Agreement. The Agreement, as modified by the provisions of this Eleventh Amendment, shall be construed as one agreement.

     7. Counterparts. This Eleventh Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Eleventh Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     8.   Oregon Statutory Notice.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY WELLS FARGO AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY WELLS FARGO TO BE ENFORCEABLE.

      IN WITNESS WHEREOF, the parties have executed this Eleventh Amendment to Credit Agreement as of the date first above written.

AJAY SPORTS, INC.                       LEISURE LIFE, INC.

By:________________________________     By:__________________________________
Title:_____________________________     Title:_______________________________

PALM SPRINGS GOLF, INC.                 AJAY LEISURE PRODUCTS, INC.

By:________________________________     By:__________________________________
Title:_____________________________     Title:_______________________________


PRESTIGE GOLF CORP.                     WELLS FARGO CREDIT, INC.

By:________________________________     By:__________________________________
Title:_____________________________     Title:_______________________________